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                                  EXHIBIT N-13

                MARKET SHARE FOR UTILITIES IN THE UNITED STATES

                                                               Number of     Portion of Market Served
                                  Illinova's    Illinova's       Larger       by Illinova and Larger
Parameter           Units         Statistics      Share        Companies            Companies
------------------------------------------------------------------------------------------------------
Customers         thousands           977          0.7%            46                 84.9%
 Assets           $ millions        2,825          0.4%            54                 88.8%
Revenues          $ millions        1,543          0.7%            40                 82.6%

                COMPARISON OF ILLINOVA CORP. TO LARGE UTILITIES

                                Number of Utilities    Average Size
                                Necessary for 50% of    of These             Ratio of These Utilities to
Parameter           Units               U.S.            Utilities                      Illinova
--------------------------------------------------------------------------------------------------------
Customers         thousands              17                4,478                          5
 Assets           $ millions             16               21,996                          8
Revenues          $ millions             16                7,474                          5

                                Number of Utilities    Average Size
                                Necessary for 80% of     of These            Ratio of These Utilities to
Parameter           Units               U.S.            Utilities                      Illinova
--------------------------------------------------------------------------------------------------------
Customers         thousands              41                2,933                          3
 Assets           $ millions             40               14,072                          5
Revenues          $ millions             38                4,936                          3

Source: 2001 RDI Data

                                  EXHIBIT N-13

                 MARKET SHARE FOR UTILITIES IN THE UNITED STATES
                    COMPANIES SORTED BY NUMBER OF CUSTOMERS

                                                 Customers            Share of    Cumulative
        Holding Company                         (thousands)   Rank     Total        Share
--------------------------------------------------------------------------------------------
PG&E Corp                                          8,609        1       5.8%         5.8%
Sempra Energy                                      7,046        2       4.7%        10.5%
Exelon Corp.                                       5,196        3       3.5%        13.9%
American Electric Power Company Inc                4,909        4       3.3%        17.2%
Xcel Energy, Inc.                                  4,848        5       3.2%        20.5%
Consolidated Edison, Inc.                          4,482        6       3.0%        23.5%
Edison International                               4,427        7       3.0%        26.4%
TXU Corporation                                    4,278        8       2.9%        29.3%
FirstEnergy Corporation                            4,075        9       2.7%        32.0%
Southern Company                                   3,975       10       2.7%        34.7%
FPL Group, Inc.                                    3,935       11       2.6%        37.3%
National Grid Group Plc                            3,743       12       2.5%        39.8%
Public Service Enterprise Group, Inc.              3,644       13       2.4%        42.2%
CMS Energy Corp.                                   3,314       14       2.2%        44.4%
DTE Energy Co.                                     3,303       15       2.2%        46.6%
Dominion                                           3,192       16       2.1%        48.8%
CenterPoint Energy Inc.                            3,155       17       2.1%        50.9%
NiSource Inc                                       2,939       18       2.0%        52.9%
Progress Energy, Inc.                              2,827       19       1.9%        54.7%
Entergy Corp.                                      2,808       20       1.9%        56.6%
KeySpan Energy                                     2,363       21       1.6%        58.2%
Ameren Corp.                                       2,220       22       1.5%        59.7%
Duke Energy Corp.                                  2,098       23       1.4%        61.1%
Wisconsin Energy Corp.                             2,012       24       1.3%        62.4%
Northeast Utilities                                1,983       25       1.3%        63.8%
Cinergy Corp.                                      1,978       26       1.3%        65.1%
Energy East Corp.                                  1,962       27       1.3%        66.4%
Nicor, Inc.                                        1,859       28       1.2%        67.6%
PEPCO Holdings, Inc.                               1,795       29       1.2%        68.8%
Allegheny Energy, Inc.                             1,713       30       1.1%        70.0%
Constellation Energy Group, Inc.                   1,638       31       1.1%        71.1%
Puget Energy, Inc.                                 1,530       32       1.0%        72.1%
Scottish Power Plc                                 1,501       33       1.0%        73.1%
Reliant Resources Inc.                             1,499       34       1.0%        74.1%
Oneok Inc                                          1,398       35       0.9%        75.0%
PPL Corp.                                          1,349       36       0.9%        75.9%
Southwest Gas Corp.                                1,349       37       0.9%        76.8%
Alliant Energy Corp.                               1,332       38       0.9%        77.7%
Atmos Energy Corp.                                 1,321       39       0.9%        78.6%
NSTAR                                              1,320       40       0.9%        79.5%
MidAmerican Energy Holdings Co.                    1,319       41       0.9%        80.4%
Aquila, Inc                                        1,182       42       0.8%        81.2%
E.ON AG                                            1,176       43       0.8%        82.0%
SCANA Corp.                                        1,172       44       0.8%        82.7%
Southern Union Co.                                 1,135       45       0.8%        83.5%
Sierra Pacific Resources                           1,057       46       0.7%        84.2%
DYNEGY, INC.                                         977       47       0.7%        84.9%

Everyone else combined                            22,661               15.1%       100.0%

Total                                            149,605

Source: 2001 RDI Data

                                  EXHIBIT N-13

                MARKET SHARE FOR UTILITIES IN THE UNITED STATES
                          COMPANIES SORTED BY REVENUE

                                                 Revenue              Share of    Cumulative
          Holding Company                    (millions of $)  Rank     Total        Share
--------------------------------------------------------------------------------------------
PG&E Corp                                         10,265        1       4.4%         4.4%
Exelon Corp.                                       9,015        2       3.9%         8.3%
TXU Corporation                                    8,945        3       3.8%        12.1%
American Electric Power Company Inc                8,693        4       3.7%        15.8%
Southern Company                                   8,371        5       3.6%        19.4%
FirstEnergy Corporation                            7,859        6       3.4%        22.8%
Edison International                               7,782        7       3.3%        26.1%
CenterPoint Energy Inc.                            7,328        8       3.1%        29.3%
FPL Group, Inc.                                    7,302        9       3.1%        32.4%
Consolidated Edison, Inc.                          7,252       10       3.1%        35.5%
Entergy Corp.                                      7,015       11       3.0%        38.5%
Xcel Energy, Inc.                                  6,620       12       2.8%        41.4%
National Grid Group Plc                            6,389       13       2.7%        44.1%
Dominion                                           5,835       14       2.5%        46.6%
Progress Energy, Inc.                              5,624       15       2.4%        49.0%
Sempra Energy                                      5,285       16       2.3%        51.3%
Public Service Enterprise Group, Inc.              5,114       17       2.2%        53.5%
DTE Energy Co.                                     4,482       18       1.9%        55.4%
Duke Energy Corp.                                  4,159       19       1.8%        57.2%
NiSource Inc                                       4,148       20       1.8%        59.0%
CMS Energy Corp.                                   3,738       21       1.6%        60.6%
Northeast Utilities                                3,707       22       1.6%        62.2%
Ameren Corp.                                       3,646       23       1.6%        63.7%
PEPCO Holdings, Inc.                               3,359       24       1.4%        65.2%
Energy East Corp.                                  3,322       25       1.4%        66.6%
KeySpan Energy                                     3,319       26       1.4%        68.0%
Cinergy Corp.                                      3,131       27       1.3%        69.4%
NSTAR                                              2,815       28       1.2%        70.6%
Wisconsin Energy Corp.                             2,719       29       1.2%        71.7%
Allegheny Energy, Inc.                             2,565       30       1.1%        72.8%
Constellation Energy Group, Inc.                   2,507       31       1.1%        73.9%
PPL Corp.                                          2,444       32       1.0%        75.0%
Puget Energy, Inc.                                 2,336       33       1.0%        76.0%
Scottish Power Plc                                 2,330       34       1.0%        77.0%
Sierra Pacific Resources                           2,242       35       1.0%        77.9%
Alliant Energy Corp.                               2,020       36       0.9%        78.8%
SCANA Corp.                                        1,972       37       0.8%        79.6%
Nicor, Inc.                                        1,898       38       0.8%        80.4%
Pinnacle West Capital Corp.                        1,867       39       0.8%        81.2%
MidAmerican Energy Holdings Co.                    1,653       40       0.7%        82.0%
DYNEGY, INC.                                       1,543       41       0.7%        82.6%

Everyone else combined                            40,538               17.4%       100.0%

Total                                            233,156

Source: 2001 RDI Data

                                  EXHIBIT N-13

                MARKET SHARE FOR UTILITIES IN THE UNITED STATES
                           COMPANIES SORTED BY ASSETS

                                                  Assets               Share of    Cumulative
          Holding Company                    (millions of $)   Rank     Total        Share
--------------------------------------------------------------------------------------------
Southern Company                                  34,622         1       5.0%         5.0%
American Electric Power Company Inc               33,250         2       4.8%         9.7%
PG&E Corp                                         32,557         3       4.7%        14.4%
TXU Corporation                                   26,135         4       3.7%        18.1%
Entergy Corp.                                     24,306         5       3.5%        21.6%
Duke Energy Corp.                                 23,385         6       3.3%        24.9%
Edison International                              21,188         7       3.0%        28.0%
Dominion                                          20,984         8       3.0%        31.0%
Progress Energy, Inc.                             19,651         9       2.8%        33.8%
FPL Group, Inc.                                   18,527        10       2.6%        36.4%
Xcel Energy, Inc.                                 18,380        11       2.6%        39.0%
CenterPoint Energy Inc.                           17,181        12       2.5%        41.5%
Exelon Corp.                                      16,999        13       2.4%        43.9%
El Paso Corp.                                     16,367        14       2.3%        46.3%
NiSource Inc                                      14,559        15       2.1%        48.4%
DTE Energy Co.                                    13,850        16       2.0%        50.3%
Consolidated Edison, Inc.                         13,541        17       1.9%        52.3%
FirstEnergy Corporation                           13,148        18       1.9%        54.2%
Ameren Corp.                                      13,068        19       1.9%        56.0%
Scottish Power Plc                                12,289        20       1.8%        57.8%
Sempra Energy                                     11,941        21       1.7%        59.5%
CMS Energy Corp.                                  11,886        22       1.7%        61.2%
National Grid Group Plc                           11,190        23       1.6%        62.8%
Cinergy Corp.                                     10,972        24       1.6%        64.4%
MidAmerican Energy Holdings Co.                    9,058        25       1.3%        65.7%
The Williams Companies, Inc.                       8,881        26       1.3%        66.9%
Public Service Enterprise Group, Inc.              8,740        27       1.3%        68.2%
Pinnacle West Capital Corp.                        8,094        28       1.2%        69.3%
KeySpan Energy                                     7,827        29       1.1%        70.5%
Energy East Corp.                                  7,763        30       1.1%        71.6%
PEPCO Holdings, Inc.                               7,464        31       1.1%        72.6%
Enron Corporation                                  6,884        32       1.0%        73.6%
Wisconsin Energy Corp.                             6,626        33       0.9%        74.6%
Northeast Utilities                                6,418        34       0.9%        75.5%
SCANA Corp.                                        6,376        35       0.9%        76.4%
Allegheny Energy, Inc.                             6,308        36       0.9%        77.3%
E.ON AG                                            5,966        37       0.9%        78.1%
Sierra Pacific Resources                           5,545        38       0.8%        78.9%
Puget Energy, Inc.                                 5,510        39       0.8%        79.7%
Alliant Energy Corp.                               5,426        40       0.8%        80.5%
Westar Energy Inc.                                 5,364        41       0.8%        81.3%
TECO Energy, Inc.                                  4,728        42       0.7%        81.9%
Kinder Morgan, Inc.                                4,615        43       0.7%        82.6%
Constellation Energy Group, Inc.                   4,364        44       0.6%        83.2%
Great Plains Energy Corp.                          4,325        45       0.6%        83.9%
OGE Energy Corp.                                   4,237        46       0.6%        84.5%
PPL Corp.                                          4,109        47       0.6%        85.0%
NSTAR                                              4,037        48       0.6%        85.6%
Aquila, Inc                                        3,732        49       0.5%        86.2%
DPL, Inc.                                          3,516        50       0.5%        86.7%
Nicor, Inc.                                        3,357        51       0.5%        87.1%
IDACORP, Inc.                                      2,990        52       0.4%        87.6%
AES Corp.                                          2,942        53       0.4%        88.0%

                                  EXHIBIT N-13

                MARKET SHARE FOR UTILITIES IN THE UNITED STATES
                           COMPANIES SORTED BY ASSETS

                                                  Assets              Share of    Cumulative
          Holding Company                    (millions of $)   Rank     Total        Share
---------------------------------------------------------------------------------------------
AGL Resources, Inc.                                2,891        54       0.4%        88.4%
DYNEGY, INC.                                       2,825        55       0.4%        88.8%

Everyone else combined                            78,261                11.2%       100.0%

Total                                            699,159

Source: 2001 RDI Data